Exhibit 99.5

The First BANCSHARES, INC. VOTE 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 041LTD + A Proposals — The Board Directors recommends a vote FOR Proposals 1, 2, and 3. + Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Special Meeting Proxy Card 1. A proposal to approve the Agreement and Plan of Merger, dated as of July 29, 2024, by and between Renasant Corporation and The First Bancshares, Inc., and the transactions contemplated thereby, including the merger of The First Bancshares, Inc. with and into Renasant Corporation, with Renasant Corporation as the surviving corporation (the “merger”). 2. A proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of The First Bancshares, Inc. in connection with the merger. 3. A proposal to approve one or more adjournments of the Special Meeting of The First Bancshares, Inc. shareholders, if necessary or appropriate, to solicit additional proxies in favor of approval of Proposal 1. For Against Abstain For Against Abstain 1234 5678 9012 345 MMMMMMMMM 6 2 4 7 0 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMMMMMMM MMMMMMM If no electronic voting, delete QR code and control # Î” â‰^ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Online Go to www.investorvote.com/FBMS or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FBMS Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 10:59 p.m., Central Time, on October 21, 2024.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FBMS Notice of Special Meeting of Shareholders Proxy Solicited by Board of Directors for Special Meeting — October 22, 2024 The undersigned hereby appoints M. Ray (Hoppy) Cole, Jr., as Proxy with the power of substitution, and authorizes him to represent and vote, as directed by the undersigned on the accompanying proxy, all the shares of common stock of The First Bancshares Inc. of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of The First Bancshares, Inc. to be held on October 22, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy, if properly executed, will be voted as directed by the undersigned on the accompanying proxy. If no such directions are indicated, this proxy will be voted FOR Proposals 1, 2 and 3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the special meeting. The person(s) signing this proxy card acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and a Joint Proxy Statement/Prospectus. (Items to be voted appear on reverse side) Proxy — The First Bancshares, Inc. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus are also available at: www.investorvote.com/FBMS 2024 Special Meeting Admission Ticket 2024 Special Meeting of The First Bancshares, Inc. Shareholders October 22, 2024 at 2:00 p.m. Central Time The First Bank 6480 U.S. Highway 98 West Hattiesburg, MS 39402 Upon arrival, please present this admission ticket and photo identification at the registration desk.